UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): August 16, 2016 ______________________
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Washington Street, Suite 201, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 863-9427

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 16, 2016, Rand Logistics, Inc. issued a press release announcing its unaudited preliminary financial results of its first fiscal quarter ended June 30, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 8.01. Other Events.

The Company is currently in default under the Credit Agreement, dated as of March 27, 2015 (as amended, the “First Lien Credit Agreement”), among the Company and certain of its subsidiaries, Bank of America, N.A., as agent and lender, and certain other lenders party thereto as a result of: the Company’s failure to maintain the required Maximum Senior Funded Debt to EBITDA Ratio (as defined therein), calculated as of June 30, 2016; the occurrence of a Change of Control (as defined therein) caused by the nonrenewal of Scott Bravener’s employment agreement with the Company; and the existence of similar defaults under the Second Lien Credit Agreement (as defined below).  The Company is currently in default under the Term Loan Credit Agreement, dated as of March 11, 2014 (as amended, the “Second Lien Credit Agreement”), among the Company and certain of its subsidiaries, Guggenheim Corporate Funding, LLC, as agent and lender, and certain other lenders party thereto as a result of: the Company's failure to maintain the required Maximum Senior Funded Debt to EBITDA Ratio (as defined therein) and Maximum Total Funded Debt to EBITDA Ratio (as defined therein), in each case calculated as of June 30, 2016, and the occurrence of a Change of Control (as defined therein) caused by the non-renewal of Scott Bravener’s employment agreement with the Company.

The Company is actively pursuing waivers and amendments to address the covenant breaches discussed above.  There can be no assurance, however, that the Company will be able to obtain any such waivers or amendments in a timely manner, on commercially reasonable terms, or at all.  Pending resolution of the defaults, the Company believes that it will continue to be permitted to request additional funds from the First Lien Credit Agreement lenders in accordance with the terms of the First Lien Credit Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated August 16, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2016	RAND LOGISTICS, INC.

	By:	/s/ Mark S. Hiltwein
	Name:	Mark S. Hiltwein
	Title:	Chief Financial Officer